                                                                   EXHIBIT 99.12

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                  COLLECTION PERIOD           12
SERVICER REPORT DATE: 11-Oct-00                   BEGINNING:            1-Sep-00
DISTRIBUTION DATE:    16-Oct-00                   ENDING:              30-Sep-00

                        ORIG PRINCIPAL    BEG PRINCIPAL       PRINCIPAL         INTEREST            TOTAL          END PRINCIPAL
                           BALANCE           BALANCE        DISTRIBUTION      DISTRIBUTION (*)   DISTRIBUTION         BALANCE
     -----------------------------------------------------------------------------------------------------------------------------
     CLASS A-1 NOTES   $ 125,000,000.00  $           0.00                  -  $           0.00                -  $            0.00
     CLASS A-2 NOTES   $ 314,000,000.00  $ 178,356,963.35   $  19,785,387.29  $     972,045.45    20,757,432.74  $  158,571,576.06
     CLASS A-3 NOTES   $ 196,000,000.00  $ 196,000,000.00   $           0.00  $   1,102,500.00     1,102,500.00  $  196,000,000.00
     CLASS A-4 NOTES   $ 151,800,000.00  $ 151,800,000.00   $           0.00  $     877,910.00       877,910.00  $  151,800,000.00
     -----------------------------------------------------------------------------------------------------------------------------
       NOTE TOTALS     $ 786,800,000.00  $ 526,156,963.35   $  19,785,387.29  $   2,952,455.45  $ 22,737,842.74  $  506,371,576.06
     -----------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                           PRINCIPAL         INTEREST         END PRINCIPAL
                          DISTRIBUTION     DISTRIBUTION          BALANCE
       --------------------------------------------------------------------
       CLASS A-1 NOTES               -                 -                  -
       CLASS A-2 NOTES     63.01078755        3.09568615       505.00501930
       CLASS A-3 NOTES               -        5.62500000     1,000.00000000
       CLASS A-4 NOTES               -        5.78333333     1,000.00000000
       --------------------------------------------------------------------
         NOTE TOTALS       63.01078755       14.50401948     2,505.00501930
       --------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                  COLLECTION PERIOD           12
SERVICER RPT DATE: 11-Oct-00                      BEGINNING:            1-Sep-00
DISTRIBUTION DATE: 16-Oct-00                      ENDING:              30-Sep-00

       I. Note Distributable Amounts

                   Principal         Interest           Total         Prin(per$1000/orig)   Int(per$1000/orig) Total(per$1000/orig)
    -------------------------------------------------------------------------------------------------------------------------------
     CLASS A-1  $ -              $              -  $              -  $                  -  $                 - $                 -
     CLASS A-2  $ 19,785,387.29  $     972,045.45  $  20,757,432.74  $        63.01078755  $        3.09568615 $       66.10647370
     CLASS A-3  $             -  $   1,102,500.00  $   1,102,500.00  $                  -  $        5.62500000 $        5.62500000
     CLASS A-4  $             -  $     877,910.00  $     877,910.00  $                  -  $        5.78333333 $        5.78333333
    -------------------------------------------------------------------------------------------------------------------------------
       TOTAL    $ 19,785,387.29  $   2,952,455.45  $  22,737,842.74  $        63.01078755  $       14.50401948 $       77.51480703

      II. Pool Balance at the end of the Collection Period                                                     $    514,317,786.76

     III. Insurance Premium                                                                                    $         86,505.00

      IV. Spread Account Balance
                (A) Balance after Deposits/Withdrawals for prior Distribution Date                             $     16,023,095.22
                (B) Balance after Deposits/Withdrawals for current Distribution Date                           $     16,789,809.68

       V. Spread Account Required Amount                                                                       $     15,429,533.60

      VI. Spread Account Withdrawals
                (A) Withdrawal to make required payments under 4.03                                            $                 0
                (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                    $                 0

     VII. Servicing Fee                                                                                                 445,085.98

    VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                      $                 0

      IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                  $                 0

       X. Available Funds                                                                                      $     23,961,044.46

      XI. Insured Payment (if any)                                                                             $                 0

     XII. NOTE PRINCIPAL AND INTEREST CARRYOVER SHORTFALLS

                          Note Principal        Note Interest
                       Carryover Shortfall   Carryover Shortfall         Total
                      ----------------------------------------------------------
           CLASS A-1   $              0.00   $              0.00     $      0.00
           CLASS A-2   $              0.00   $              0.00     $      0.00
           CLASS A-3   $              0.00   $              0.00     $      0.00
           CLASS A-4   $              0.00   $              0.00     $      0.00
                      ----------------------------------------------------------
             TOTAL     $              0.00   $              0.00     $      0.00

    XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                        Current Distribution Date    Prior Distribution Date
                             Note Principal              Note Principal                Change in Note
                           Carryover Shortfall        Carryover Shortfall       Principal Carryover Shortfall
                        -------------------------------------------------------------------------------------
           CLASS A-1    $                    0.00   $                   0.00    $                        0.00
           CLASS A-2    $                    0.00   $                   0.00    $                        0.00
           CLASS A-3    $                    0.00   $                   0.00    $                        0.00
           CLASS A-4    $                    0.00   $                   0.00    $                        0.00
                        -------------------------------------------------------------------------------------
             TOTAL      $                    0.00   $                   0.00    $                        0.00

                          Prior Distribution Date   Current Distribution Date
                              Note Interest               Note Interest                Change in Note
                           Carryover Shortfall         Carryover Shortfall      Interest Carryover Shortfall
                        -------------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                  COLLECTION PERIOD           12
SERVICER RPT DATE: 11-Oct-00                      BEGINNING:            1-Sep-00
DISTRIBUTION DATE: 16-Oct-00                      ENDING:              30-Sep-00

           CLASS A-1      $                  0.00   $                    0.00   $                        0.00
           CLASS A-2      $                  0.00   $                    0.00   $                        0.00
           CLASS A-3      $                  0.00   $                    0.00   $                        0.00
           CLASS A-4      $                  0.00   $                    0.00   $                        0.00
                        -------------------------------------------------------------------------------------
             TOTAL        $                  0.00   $                    0.00   $                        0.00

      IX. DELINQUENCY RATIO

                A. Delinquency Statistics

                      Days                   Outstanding       Past Due
                  Delinquent     Units        Principal         Amount
                ----------------------------------------------------------
                  31- 60          1124      12,988,259.73       757,922.42
                  61- 90           145       1,612,150.51       144,751.82
                 91- 120            38         415,509.17        50,948.45
                   121+             13         144,103.59        27,505.70
                ----------------------------------------------------------
                  TOTAL          1,320      15,160,023.00       981,128.39

                B. Delinquency Percentage

                    (1) Outstanding Principal Balance for Delinquency => 30Days                                $     15,160,023.00
                    (2) Pool Principal Balance Beginning of Collection Period                                  $    534,103,174.05
                    (3) Delinquency Percentage (Line 1/Line 2)                                                                2.84%

       X. Principal Balance of repossessed Financed Vehicles                                        Units            Principal
                                                                                                    -----            ---------
                                                                                                     188       $      1,925,064.36

      XI. Liquidation Proceeds received for Defaulted Contracts                                                $        820,398.24

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                  COLLECTION PERIOD           12
SERVICER RPT DATE: 11-Oct-00                      BEGINNING:            1-Sep-00
DISTRIBUTION DATE: 16-Oct-00                      ENDING:              30-Sep-00

I. POOL BALANCE CALCULATION:

A.              Original Pool Balance                                                                               794,746,210.70

B.              Beginning of Period Outstanding Pool Balance                                                        534,103,174.05

C.              Monthly Principal Amounts

                (1)     Monthly Scheduled Payments                                                                   11,467,086.75
                (2)     Full Prepayments (excluding Purchased Receivables)                                            6,840,104.05
                (3)     Receivables becoming Liquidated Receivables during period                                     1,485,746.51
                (4)     Receivables becoming Purchased Receivables during period                                                 -
                (5)     Other Receivables adjustments                                                                    (7,550.02)

                Total Monthly Principal Amounts                                                                      19,785,387.29

D.              Total Monthly Payments allocable to Interest                                                          4,794,708.80

E.      End of period Outstanding Pool Balance                                                                      514,317,786.76

F.      Pool Factor                                                                                                       0.647147

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                                  Class A-1        Class A-2          Class A-3       Class A-4
                                                                  ----------       ---------          ---------       ---------

A.    Beginning of period Outstanding Principal Balance                    -     178,356,963.35     196,000,000.00  151,800,000.00

B.    Noteholders' Principal Distributable Amount                          -      19,785,387.29               0.00            0.00
C.    Noteholders' Interest Distributable Amount                           -         972,045.45       1,102,500.00      877,910.00
                                                                 -----------------------------------------------------------------
D.    Note Distributable Amount                                            -      20,757,432.74       1,102,500.00      877,910.00
E.    Note Principal Carryover Shortfall                                   0                  0                  0               0
F.    Note Interest Carryover Shortfall                                    0                  0                  0               0
G.    Insured Payment                                                      0                  0                  0               0

H.    End of period Outstanding Principal Balance                          -     158,571,576.06     196,000,000.00  151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

                A. Available Funds in Collection Account:

                             (1)    Monthly Scheduled Payments on Receivables during period
                                     (including partial prepays)
                                         (a) Principal                                                               11,467,086.75
                                         (b) Interest                                                                 4,655,191.75
                             (2)    Full Prepayments collected during period
                                         (a) Principal                                                                6,552,992.69
                                         (b) Interest                                                                    71,395.06
                             (3)    Net Liquidation Proceeds collected during period                                    810,456.30
                             (4)    Net Insurance Proceeds collected during period
                                         (a) Principal                                                                  287,111.36
                                         (b) Interest                                                                     3,611.59
                             (5)    Purchase Amounts deposited in Collection Account                                             0
                             (6)    Investment Earnings - Collection Account                                            113,198.96

                             Total Available Funds in Collection Account                                             23,961,044.46

                B. Available Funds in Payment Account:

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                  COLLECTION PERIOD           12
SERVICER RPT DATE: 11-Oct-00                      BEGINNING:            1-Sep-00
DISTRIBUTION DATE: 16-Oct-00                      ENDING:              30-Sep-00

                             (1) Available Funds transferred from Collection Account                           $     23,961,044.46
                             (2) Amount withdrawn from Spread Account and deposited to Payment Account         $                 -
                             (3) Insured Payment deposited to Payment Account                                  $                 -

                             Total Available Funds in Payment Account                                          $     23,961,044.46

              0

                C. Distributions from Payment Account:

                             (1) Monthly Servicing Fee                                                                  445,085.98
                             (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                        0
                             (3) Owner Trustee Fees (if paid from Available Funds)                                               0
                             (4) Indenture Trustee Fees (if paid from Available Funds)                                           0
                             (5) Insurance Premium                                                                       86,505.00
                             (6) Note Interest Distributable Amount
                                        (a)        Class A - 1                                                                   -
                                        (b)        Class A - 2                                                          972,045.45
                                        (c)        Class A - 3                                                        1,102,500.00
                                        (d)        Class A - 4                                                          877,910.00
                             (7) Final Scheduled Distribution Date Note Principal Distributable Amount

                                        (a)        Class A - 1                                                                   0
                                        (b)        Class A - 2                                                                   0
                                        (c)        Class A - 3                                                                   0
                                        (d)        Class A - 4                                                                   0
                             (8) Note Principal Distributable Amount

                                        (a)        Class A - 1                                                                   -
                                        (b)        Class A - 2                                                       19,785,387.29
                                        (c)        Class A - 3                                                                   -
                                        (d)        Class A - 4                                                                   -
                             (9)  Reimbursement Amounts Owing to Insurer                                                         0
                             (10) Spread Account Deposit (to increase to Required Amount)                               691,610.74
                             (11) Indenture or Owner Trustee Fees (not paid under C)                                             0
                             (12) Re-Liening Expenses                                                                            0
                                (To the extent not paid by Servicer)
                             (13) Transition Costs and Additional Servicing Fee to Successor Servicer                            0
                             (14) After Servicer Default, remaining Available Funds deposited                                    0
                                  in Note Distribution Account

                             Total Distributions                                                                     23,961,044.46

                D. Excess Available Funds  (or shortfall )                                                                       -

                E. Remaining Available Funds to holder of Residual Interest Certificate                                          0

IV.SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                      A. Available Funds Transferred from Collection Account to Payment Account                $     23,961,044.46
                      B. Distributions required under 4.03 (a)(i) through (vii)                                $     23,269,433.72
                      C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                      0
                      D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                          0

V. SPREAD ACCOUNT BALANCE

                      A. Spread Account Balance After Deposit/Disbursements

                             (1) Beginning Spread Account Balance                                              $     16,023,095.22
                             (2) Investment Income Deposited to Spread Account                                 $         75,103.72
                             (3) Withdrawal to make required payments under 4.03                                                 0
                             (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                         0
                             (5) Deposit to Spread Account after Disbursements                                 $        691,610.74
                             (6) Spread Account Balance after Deposit/Disbursments                             $     16,789,809.68

                          ANRC AUTO OWNER TRUST 1999-A
                     CLASS A-1 6.16625 % ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                  COLLECTION PERIOD           12
SERVICER RPT DATE: 11-Oct-00                      BEGINNING:            1-Sep-00
DISTRIBUTION DATE: 16-Oct-00                      ENDING:              30-Sep-00

                      B. Spread Account Required Amount                                                        $     15,429,533.60

                             (1) 3% of Pool Balance                                                            $     15,429,533.60
                             But in no event less than the lesser of (a) or (b)
                                        (a) .5% of Original Pool Balance                                       $      3,973,731.05
                                        (b) Outstanding Principal Amount of All Notes                          $    506,371,576.06

                      C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                      0

                      D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                   1,360,276.08

VI. INSURED PAYMENTS

                      A. Available Funds Transferred from Collection Account to Payment Account                $     23,961,044.46
                      B. Available Funds Transferred from Spread Account to Payment Account                    $                 0
                      C. Note Interest Distributable Amount                                                           2,952,455.45
                      D. Guaranteed Note Principal Amount                                                      $                 0
                      E. Deficiency Amount                                                                     $                 -
                          (Min:(Lines A+B-C-D) and $0.00)                                                      $                 0
                      F. Preference Amount                                                                     $                 0
                      G. Insured Payment (lines E+F)                                                           $                 0

                              Note Principal          Note Interest
                         Carryover Shortfall    Carryover Shortfall        Total

           CLASS A-1     $              0.00    $              0.00   $     0.00
           CLASS A-2     $              0.00    $              0.00   $     0.00
           CLASS A-3     $              0.00    $              0.00   $     0.00
           CLASS A-4     $              0.00    $              0.00   $     0.00
           ---------------------------------------------------------------------
             TOTAL       $              0.00    $              0.00   $     0.00

                         Current Distribution Date     Prior Distribution Date
                              Note Principal                Note Principal                   Change in Note
                            Carryover Shortfall          Carryover Shortfall          Principal Carryover Shortfall
           CLASS A-1     $                    0.00     $                  0.00     $                           0.00
           CLASS A-2     $                    0.00     $                  0.00     $                           0.00
           CLASS A-3     $                    0.00     $                  0.00     $                           0.00
           CLASS A-4     $                    0.00     $                  0.00     $                           0.00
           --------------------------------------------------------------------------------------------------------
             TOTAL       $                    0.00     $                  0.00     $                           0.00

                         Current Distribution Date     Prior Distribution Date
                               Note Interest                Note Interest                    Change in Note
                            Carryover Shortfall          Carryover Shortfall          Interest Carryover Shortfall
           CLASS A-1     $                    0.00     $                  0.00     $                           0.00
           CLASS A-2     $                    0.00     $                  0.00     $                           0.00
           CLASS A-3     $                    0.00     $                  0.00     $                           0.00
           CLASS A-4     $                    0.00     $                  0.00     $                           0.00
           --------------------------------------------------------------------------------------------------------
             TOTAL       $                    0.00     $                  0.00     $                           0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                         $      4,509,327.35

VIII. DELINQUENCY RATIO

                      A. Delinquency Statistics

                            Days                   Outstanding        Past Due
                         Delinquent   Units         Principal           Amount
                      ----------------------------------------------------------
                           31- 60      1124      $ 12,988,259.73   $ 757,922.42
                           61- 90       145      $  1,612,150.51   $ 144,751.82
                           91- 120       38      $    415,509.17   $  50,948.45
                            121+         13      $    144,103.59   $  27,505.70
                      ----------------------------------------------------------
                            TOTAL     1,320        15,160,023.00     981,128.39

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                  COLLECTION PERIOD           12
SERVICER RPT DATE: 11-Oct-00                      BEGINNING:            1-Sep-00
DISTRIBUTION DATE: 16-Oct-00                      ENDING:              30-Sep-00

                      B. Delinquency Percentage

                         (1) Outstanding Principal Balance for Delinquency => 30Days                           $     15,160,023.00
                         (2) Pool Principal Balance Beginning of Collection Period                             $    534,103,174.05
                         (3) Delinquency Percentage (Line 1/Line 2)                                                           2.84%

IX. CUMULATIVE NET LOSS RATIO
                                        (1) Principal Balance of Defaulted Contracts in current
                                             Collection Period                                                 $      1,485,746.51
                                        (2) Cumulative Defaulted Contracts Including
                                              Defaulted Contracts in current Collection Period                 $     15,221,188.60
                                        (3) Net Liquidation Proceeds collected during current
                                             Collection Period                                                 $        810,456.30
                                        (4) Cumulative Net Liquidation Proceeds Including
                                              Net Liquidation Proceeds in current Collection
                                              Period                                                           $      8,167,277.08
                                        (5) Original Pool Balance                                              $    794,746,210.70
                                        (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                            0.888%

X. REPOSSESSED INVENTORY

                                                                                                        Units      Principal
                                                                                                        -----      ---------
                                        A. Principal Balance of repossessed Financed Vehicles
                                            (beg.)                                                      169           1,783,538.84
                                        B. Repossessed Financed Vehicles (Principal)                           $      1,627,272.03
                                        C. Net Liquidation Proceeds on repossessed Financed
                                            Vehicles (Prinicipal)                                              $        820,398.24
                                        D. Realized losses on sale of repossessed Financed
                                            Vehicles (Principal)                                               $        665,348.27
                                                                                                        --------------------------
                                        E. Principal Balance of repossessed Financed Vehicles
                                            (A+B-C-D) (end.)                                            188    $      1,925,064.36

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11TH day of October, 2000


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Signatory